                                 Exhibit (m)(2)

                              Revised Schedule A
                           Dated November 27, 2000
                                    To the
 Distribution and Shareholder Services Plan- Class A and Service Class
Shares

                               Schedule A to the
                  Distribution and Shareholder Services Plan
                     between One Group(R) Mutual Funds and
                          One Group Services Company

Name of Fund
------------

Class A Shares:

     Equity Income Fund  (formerly Income Equity Fund)
     Mid Cap Value Fund (formerly Disciplined Value Fund)
     Mid Cap Growth Fund (formerly Growth Opportunities Fund)
     International Equity Index Fund
     Equity Index Fund
     Large Cap Value Fund (formerly Large Company Value Fund)
     Large Cap Growth Fund (formerly Large Company Growth Fund)
     Balance Fund (formerly Asset Allocation Fund)
     Diversified Equity Fund (formerly Value Growth Fund)
     Small Cap Growth Fund (formerly Small Capitalization Fund)
     Diversified Mid Cap Fund
     Small Cap Value Fund
     Diversified International Fund
     Market Expansion Index Fund
     Real Estate Fund
     Technology Fund
     Health Sciences Fund
     High Yield Bond Fund
     Bond Fund
     Income Bond Fund
     Short-Term Bond Fund (formerly Limited Volatility Bond Fund)
     Intermediate Bond Fund
     Government Bond Fund
     Ultra Short-Term Bond Fund (formerly Ultra Short-Term Income Fund) Mortgage Backed Securities Fund
     Treasury & Agency Fund
     Municipal Income Fund
     Intermediate Tax-Free Bond Fund
     Ohio Municipal Bond Fund
     West Virginia Municipal Bond Fund
     Kentucky Municipal Bond Fund
     Arizona Municipal Bond Fund
     Louisiana Municipal Bond Fund
     Texas Tax-Free Bond Fund
     Michigan Municipal Bond Fund
     Short-Term Municipal Bond Fund
     Tax-Free Bond Fund

     Treasury Money Market Fund
     Treasury Only Money Market Fund
     Government Money Market Fund
     Tax Exempt Money Market Fund
     Institutional Prime Money Market Fund
     Investor Aggressive Growth Fund
     Investor Growth Fund
     Investor Growth and Income Fund
     Investor Balanced Fund
     Investor Conservative Growth Fund
     Investor Fixed Income Fund

Class A Money Market Shares:

     U.S. Treasury Securities Money Market Fund
     Prime Money Market Fund
     U.S Government Securities Money Market Fund
     Treasury Prime Money Market Fund
     Municipal Money Market Fund
     Ohio Municipal Money Market Fund
     Michigan Municipal Money Market Fund
     Cash Management Money Market Fund
     Treasury Cash Management Money Market Fund
     Treasury Prime Cash Management Money Market Fund
     U.S. Government Cash Management Money Market Fund
     Municipal Cash Management Money Market Fund

Service Class Shares:

     U.S. Treasury Securities Money Market Fund
     Prime Money Market Fund
     U.S Government Securities Money Market Fund
     Treasury Prime Money Market Fund
     Municipal Money Market Fund
     Ohio Municipal Money Market Fund
     Michigan Municipal Money Market Fund

One Group(R) Mutual Funds              The One Group Services Company


By: /s/ Mark A. Beeson                 By: /s/ Mark S. Redman
   ------------------------               --------------------------

Title: President                       Title: President
      ---------------------                  -----------------------

Date: November 27, 2000                Date: November 27, 2000

     ----------------------                 ------------------------